UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2006

THE E.W. SCRIPPS COMPANY

(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY

INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

8.01	Other Events	3

9.01	Financial Statements and Exhibits	3

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Item 8.01 Other Events

As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, we reached agreement to sell the operations of the Shop At Home television network and certain of its assets to Jewelry Television. In the third quarter of 2006, we reached agreement to sell the five Shop At Home-affiliated broadcast television stations that we own and operate in San Francisco, Boston, Cleveland, Raleigh - Durham, and Bridgeport.

In accordance with the provisions of Financial Accounting Standards (“FAS”) 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the results of our Shop At Home business segment are presented as discontinued operations in our 2006 financial statements.

This Current Report on Form 8-K conforms the presentation of financial statement information with respect to Shop At Home included in our 2005 Annual Report on Form 10-K to the financial statement presentation of Shop At Home as a discontinued operation in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. The 8-K reflects changes to Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 7A. Qualitative and Quantitative Disclosures About Market Risks, and Item 8. Financial Statements and Supplementary Data.

There is no requirement to update or modify any other disclosures included in our 2005 Annual Report on Form 10-K. Accordingly, no attempt has been made in this Form 8-K to update other disclosures as presented in the original 2005 Form 10-K except to recast financial information for the impacts of the Shop At Home discontinued operation. Those disclosures, including forward-looking statements, reflect events that had occurred through the original filing date of March 16, 2006, and our outlook at that time.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Item

99.01	Restatement of Selected Financial and Operating Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements previously included in the Annual Report on Form 10-K for the year ended December 31, 2005.

12	Restatement of Computation of Ratio of Earnings to Fixed Charges previously included in the Annual Report on Form 10-K for the year ended December 31, 2005.

23	Consent of Independent Registered Public Accounting Firm

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Joseph G. NeCastro
Joseph G. NeCastro
Executive Vice President and Chief Financial Officer

Dated: October 26, 2006

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